SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 13, 2002
                                                          ---------------


                                  GENUITY INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


DELAWARE                            000-30837                 74-2864824
----------------------------   -----------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
of Incorporation)                                         Identification No.)


   225 Presidential Way, Woburn, MA                                   01801
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(Address of Principal Executive Offices)                            (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 865-2000
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                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.


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Item 5.    Other Events

On August 13, 2002, Genuity Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company had received an additional extension or "standstill" from the global consortium of banks that have provided the Company with a $2 billion credit facility and from Verizon which had loaned the Company $1.15 billion. The release also indicates that Genuity is continuing discussions with the banks and Verizon with respect to existing commercial and other relationships. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)       Exhibits.
                     ---------

                     99.1    Press Release dated August 13, 2002 of Genuity Inc.


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                                       SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GENUITY INC.

                                       By:             /s/ Daniel P. O'Brien
                                       -----------------------------------------
                                       Name:       Daniel P. O'Brien
                                       Title:      Executive Vice President and
                                                   Chief Financial Officer


Date:  August 14, 2002







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                                  EXHIBIT INDEX

Exhibit No.                  Description of Exhibits                        Page
-----------                  -----------------------                        ----
  99.1           Press Release dated August 13, 2002 of Genuity Inc.          5








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